SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported) January 12, 1998
                                     ----------------

                          COMMISSION FILE NO.: 0-23126
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                             RELIANCE BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                Delaware                                    11-3187176
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(State or other Jurisdiction of Incorporation             (IRS Employer or
          organization)                                   Identification No.)


 585 Stewart Avenue, Garden City, New York                        11530
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(Address of principal executive officer)                          (Zip Code)


Registrant's telephone number, including area code:           (516) 222-9300
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Item 5.           Other Events

         On January 12, 1998, the Company announced its sixth stock repurchase plan. The Company has been authorized by its Board of Directors to repurchase up to 500,000 of the Company's outstanding shares during the next twelve months, which shall commence upon the completion of the remaining 99,000 shares of the Company's fifth stock repurchase program which was announced in April 1997.

Item 7 (c).       Exhibits

Exhibit 99.1 Press Release announcing the Company's sixth stock repurchase program.




































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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        By:  /s/ Raymond A. Nielsen
                                             -----------------------
                                                 Raymond A. Nielsen
                                                 President and
                                                 Chief Executive Officer



Dated:    January 20, 1998